SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 29, 2007

Dalrada Financial Corporation
----------------------------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Delaware                                                      7363                                         38-3713274
-----------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                (Commission    (IRS Employer
of Incorporation)                                  File Number)                          Identification No.)

9449 Balboa Avenue, Suite 211, San Diego, CA                                       92123
- --------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code: (858) 427-8700
-----------------------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(1)	Separation and Sale Terms

(a) Dalrada Financial Corporation (DFCO) and The Solvis Group (SLVG) a subsidiary of DFCO entered and completed a separation and sale agreement on March 29, 2007.

(b) A brief description of assets involved are as follows:

(1)	Promissory Note 1 in exchange for Solvis’ clients that are California based staff leasing customers associated with Solvis Financial Services.
(2)	Promissory Note 2 in exchange for $800,000 cash, $1,500,000 accounts receivable and $5,760,000 to settle inter-company accounts receivable due to The Solvis Group.

(c)	Transaction between DFCO and it’s wholly owned subsidiary The Solvis Group was completed in order to separate the two into unrelated reported entities.

(d)	As mentioned in subsection (b) above, DFCO issued two promissory notes for the aggregate of $11,300,000 for certain assets of SLVC.

ITEM 9.01. EXHIBITS

(a)	The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant via an amended filing.

(b)	Exhibit number.

                           Exhibit No.    Exhibit
2	Separation and Sale Agreement
10.01	Dalrada Financial Corporation Promissory Note 1
10.02	Dalrada Financial Corporation Promissory Note 2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Brian Bonar                                                  Chairman of the Board of Directors,                                            April 2, 2007
Brian Bonar                                                        Chief Executive Officer, and
                                                                            (Principal Executive Officer)

/s/ Stanley A. Hirschman                                 Director                                                                                           April 2, 2007
Stanley A. Hirschman

/s/ Jim Ellis                                                         Director                                                                                            April 2, 2007
Jim Ellis

/s/ Robert T. Baker                                           Director                                                                                             April 2, 2007
Robert T. Baker

/s/ Richard H. Green                                         Director                                                                                             April 2, 2007
Richard H. Green

/s/ David P. Lieberman                                    CFO                                                                                                    April 2, 2007
David P. Lieberman